--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            ABERCROMBIE & FITCH CO.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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--------------------------------------------------------------------------------

                            ABERCROMBIE & FITCH CO.
                           FOUR LIMITED PARKWAY EAST
                            REYNOLDSBURG, OHIO 43068
                                 (614) 577-6500

                                                                  April 22, 1999

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Daylight Time, on May 20, 1999, at the offices of Abercrombie & Fitch Co., Four Limited Parkway East, Reynoldsburg, Ohio. I hope that you will be able to attend and participate in the meeting, at which time I will have the opportunity to review the business and operations of our company.

     The formal Notice of Annual Meeting of Stockholders and Proxy Statement are attached, and the matters to be acted upon by our stockholders are set forth in the Notice of Annual Meeting of Stockholders. Our Investor Relations telephone number is (614) 577-6493 should you require assistance in finding the location of the meeting.

     It is important that your shares be represented and voted at the meeting. Accordingly, after reading the attached Proxy Statement, please sign, date and return the enclosed proxy card. Your vote is important regardless of the number of shares you own.

                                         Sincerely yours,
                                         /s/ Michael S. Jeffries
                                         Michael S. Jeffries
                                         Chairman and Chief Executive Officer

                            ABERCROMBIE & FITCH CO.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 20, 1999

                                                                  April 22, 1999

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Abercrombie & Fitch Co., a Delaware corporation (the "Company"), will be held at the offices of Abercrombie & Fitch Co., Four Limited Parkway East, Reynoldsburg, Ohio on May 20, 1999, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

     1. To elect two directors to serve for terms of three years each.

     2. To consider and vote upon a proposal to approve amendments to the Abercrombie & Fitch Co. 1996 Stock Option and Performance Incentive Plan (1998 Restatement) to increase the number of shares of Class A Common Stock available thereunder by 2,500,000 shares and limit the number of shares of Class A Common Stock subject to awards granted on or after May 20, 1999, other than options and stock appreciation rights, to 720,000 shares.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only stockholders of record, as shown by the transfer books of the Company, at the close of business on April 1, 1999 are entitled to notice of and to vote at the Annual Meeting.

                                         By Order of the Board of Directors,
                                         /s/ Michael S. Jeffries
                                         Michael S. Jeffries
                                         Chairman and Chief Executive Officer

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                            ABERCROMBIE & FITCH CO.
                           FOUR LIMITED PARKWAY EAST
                            REYNOLDSBURG, OHIO 43068
                                 (614) 577-6500

                                PROXY STATEMENT

                              DATED APRIL 22, 1999

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 20, 1999

     This Proxy Statement and the accompanying proxy card are being mailed to stockholders of Abercrombie & Fitch Co. (the "Company"), on or about April 22, 1999, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held May 20, 1999 (the "Annual Meeting"), or at any adjournments thereof. The Annual Meeting will be held at 10:00 a.m., Eastern Daylight Time, at the Company's executive offices at Four Limited Parkway East, Reynoldsburg, Ohio.

     A proxy for use at the Annual Meeting accompanies this Proxy Statement and is solicited by the Board of Directors of the Company. Any stockholder giving a proxy has the power to revoke it prior to its exercise by giving notice of revocation to the Company in writing, by voting in person at the Annual Meeting or by executing a later-dated proxy; however, such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

     The expense of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card and any other related materials used in the solicitation of proxies will be paid by the Company. In addition to the use of the mails, solicitation may be made by employees of the Company by telephone, mailgram, facsimile, telegraph, cable and personal interview. The Company has retained Shareholder Communications Corporation, New York, New York, to aid in the solicitation of proxies with respect to shares held by brokerage houses, custodians, fiduciaries and other nominees for a fee of approximately $5,000, plus expenses. The Company does not expect to pay any other compensation for the solicitation of proxies.

     The Annual Report to the Stockholders of the Company for the fiscal year ended January 30, 1999 (the "1998 fiscal year") is enclosed herewith.

                            VOTING AT ANNUAL MEETING

     The shares entitled to vote at the Annual Meeting consist of shares of the Class A Common Stock, par value $.01 per share (the "Common Stock"), of the Company, with each share entitling the holder of record to one vote. There are no cumulative voting rights in the election of directors. At the close of business on April 1, 1999, the record date for the Annual Meeting, there were outstanding 51,623,118 shares of Common Stock. A quorum for the Annual Meeting is one-third of the outstanding shares of Common Stock.

     Shares represented by signed proxies that are returned to the Company will be counted toward the quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all. Broker/dealers who hold their customers' shares in street name may, under the applicable rules of the exchange and other self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for those shares and may vote them on routine matters, which, under those rules, typically include the election of directors and the approval of certain compensation plans, but broker/dealers may not vote the shares on other matters, which typically include amendments to the charter documents of the corporation and the approval of certain compensation plans, without specific instructions from the customer who owns the shares. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Broker non-votes and abstentions will be counted for quorum purposes.

                          PRINCIPAL HOLDERS OF SHARES

     The Company consummated an initial public offering of its Common Stock in September 1996 (the "Initial Public Offering"). Prior to that time, the businesses comprising Abercrombie & Fitch were wholly owned by The Limited, Inc., a Delaware corporation and the former parent of the Company ("The Limited"). On May 19, 1998, The Limited consummated its exchange offer (the "Split-Off') whereby 40,484,545 shares of Common Stock (approximately 93% of the Common Stock of the Company then owned by The Limited) were distributed to tendering stockholders of The Limited in exchange for the common stock, par value $.50 per share ("Limited Common Stock"), of The Limited. On June 1, 1998, The Limited effected a pro rata spin-off of its remaining shares of Common Stock of the Company (3,115,455 shares) to Limited stockholders who were stockholders of record as of the close of business on May 29, 1998 (the "Spin-Off').

     The following table sets forth certain information with respect to those persons known to the Company to be the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock of the Company as of April 1, 1999 (unless otherwise indicated):

             NAME AND ADDRESS               AMOUNT AND NATURE OF
           OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP      PERCENT OF CLASS(1)
           -------------------              --------------------      -------------------
FMR Corp.                                        5,278,819(2)                10.2%
82 Devonshire Street
Boston, MA 02109(2)

Lincoln Capital Management Company               3,158,060(3)                 6.1%
200 South Wacker Drive
Suite 2100
Chicago, IL 60606(3)

Morgan Stanley Dean Witter & Co.                 3,098,291(4)                 6.0%
1585 Broadway
New York, NY 10036(4)

---------------

(1) The percent of class is based on 51,623,118 shares of Common Stock outstanding on April 1, 1999.

(2) Based on information contained in filings with the Securities and Exchange Commission (the "SEC") (the latest of which is dated January 7, 1999), as of December 31, 1998 Fidelity Management &

    Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, is the beneficial owner of 4,385,839 shares of Common Stock of the Company as a result of acting as investment adviser to various registered investment companies (the "Fidelity Funds") and as a result of acting as sub-adviser to Fidelity American Special Situations Trust ("FASST"). FASST is a unit trust established under English law. The investment adviser of FASST is Fidelity Investment Services Limited, an English company and a subsidiary of Fidelity International Limited ("FIL"). Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the Fidelity Funds each has sole power to dispose of the 4,357,045 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. FIL, FMR Corp., through its control of Fidelity, and FASST each has sole power to vote and to dispose of the 28,794 shares held by FASST. Fidelity has the same address as FMR Corp.

    Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 574,018 shares of Common Stock of the Company as a result of its serving as investment manager of institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 574,018 shares and sole power to vote or to direct the voting of 536,184 shares, and no power to vote or to direct the voting of 37,834 shares owned by the institutional account(s) as reported above. Fidelity Management Trust Company has the same address as FMR Corp.

    Edward C. Johnson 3d is Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. Through their ownership of voting common stock (both individually and through trusts for their benefit) and the execution of a shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

    FIL, Pembroke Hall, 42 Crowlane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies (the "International Funds") and certain institutional investors. FIL is the beneficial owner of 347,756 shares of Common Stock, which includes 28,794 shares owned by FASST.

(3) Based on information contained in filings with the SEC (the latest of which is dated February 11, 1999), as of December 31, 1998, Lincoln Capital Management Company, a registered investment adviser ("Lincoln"), has sole voting power as to 1,426,160 shares and sole dispositive power as to 3,158,060 shares. All of the shares reported by Lincoln have been acquired on behalf of advisory clients of Lincoln and Lincoln disclaims beneficial ownership of these shares.

(4) Based on information contained in filings with the SEC (the latest of which is dated February 2, 1999), as of December 31, 1998, Morgan Stanley Dean Witter & Co., a registered investment adviser ("Morgan Stanley"), has shared voting power as to 3,015,741 shares and shared dispositive power as to 3,098,291 shares.

                             ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS

     Two members of the Board of Directors of the Company will be elected at the Annual Meeting. Directors elected at the Annual Meeting will hold office for a three-year term expiring at the Annual

Meeting of Stockholders in 2002 or until their successors are elected and qualified. The nominees of the Board of Directors for such positions are identified below. If either of those nominees is unable or unwilling to serve as a director, it is intended that the proxies will be voted for the election of the person nominated by the Board of Directors in substitution. The Company has no reason to believe that either nominee of the Board of Directors will be unable to serve as a director if elected.

     Stockholders wishing to nominate directors for election may do so by delivering to the Secretary of the Company, no later than 14 days before the Annual Meeting, a notice setting forth (a) the name, age, business address and, if known, residence address of each nominee proposed in the notice, (b) the principal occupation or employment of each nominee and (c) the number of shares of the Company beneficially owned by each nominee. No person may be elected as a director unless he or she has been nominated by a stockholder in the manner just described or by the Board of Directors. The two nominees receiving the highest number of votes will be elected as directors. Shares as to which the authority to vote is withheld and broker non-votes will not be counted toward the election of directors or toward the election of the individual nominees specified on the proxy card. Proxies may not be voted for more than two nominees.

BUSINESS EXPERIENCE

  Nominees of the Board of Directors for Election at the 1999 Annual Meeting

RUSSELL M. GERTMENIAN  Mr. Gertmenian has been a partner of Vorys, Sater,
                       Seymour and Pease LLP since 1979 and currently serves as a member of the firm's Executive Committee. Vorys, Sater, Seymour and Pease LLP rendered legal services to the Company during the 1998 fiscal year and continues to render legal services to the Company. Mr. Gertmenian is also a director of AirNet Systems, Inc. and Liqui-Box Corporation.

SAM N. SHAHID, JR.     Mr. Shahid has been President and Creative Director of
                       Shahid & Company, Inc., an advertising and design agency, since 1993. Prior thereto, he has served as Vice
                       President and Creative Director of Banana Republic
                       Advertising (an in-house agency for Banana Republic) and Vice President and Creative Director of CRK Advertising
                       (an in-house agency for Calvin Klein). Shahid & Company,
                       Inc. has provided advertising and design services for the Company since 1995. Fees paid to Shahid & Company, Inc.
                       by the Company for services provided during the 1998 fiscal year were approximately $1.2 million.

  Directors Whose Terms Continue until the 2000 Annual Meeting

GEORGE FOOS            Mr. Foos has been a management consultant focusing on
                       retail chains and apparel manufacturers since 1989. Prior thereto, he has served as Chairman of the Board of Emporium Capwell Department Stores and President and
                       Chief Executive Officer of May Department Stores,
                       Southern California.

MICHAEL S. JEFFRIES    Mr. Jeffries has been Chairman of the Board of the
                       Company since the consummation of the Split-Off and has been Chief Executive Officer of the Company since
                       February 1992. Prior to the consummation of the Split-Off, Mr. Jeffries held the title of President of the Company.

JOHN W. KESSLER        Mr. Kessler has been the Chairman of the Board of New
                       Albany Co. (a real estate development company) since
                       1988, Chairman of the Board of Marsh & McLennan Real
                       Estate Advisors, Inc. (a real estate consulting firm) since 1980 and Chairman of the Board of John W. Kessler
                       Company (a real estate development company) since 1975.
                       Mr. Kessler is also a director of Banc One Corporation.

  Directors Whose Terms Continue until the 2001 Annual Meeting

JOHN A. GOLDEN         Mr. Golden has been a limited partner of Goldman Sachs
                       Group L.P. since 1994 and a general partner prior thereto. Mr. Golden is also a member of the Board of Trustees of Colgate University, the Board of Visitors of
                       Columbia University School of Law and the New York Board of Overseers of Hebrew Union College-Jewish Institute of
                       Religion. Goldman, Sachs & Co., an affiliate of Goldman
                       Sachs Group L.P., has from time to time provided investment banking services to the Company, including acting as dealer manager in the Split-Off and lead manager for the Initial Public Offering, for which Goldman, Sachs & Co. received customary compensation.

SETH R. JOHNSON        Mr. Johnson has been Vice President - Chief Financial
                       Officer of the Company since 1992.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

     The Company's Board of Directors held five meetings and took action in writing without a meeting on one occasion in the 1998 fiscal year. During the 1998 fiscal year, all of the incumbent directors attended 75% or more of the total number of meetings of the Board and of committees of the Board on which they served held during the period they served. During the 1998 fiscal year until the consummation of the Split-Off, the members of the Company's Board of Directors were Messrs. Leslie H. Wexner, Kenneth B. Gilman, Michael S. Jeffries, Roger D. Blackwell, E. Gordon Gee and Donald B. Shackelford. Effective upon the consummation of the Split-Off, all such members of the Board other than Mr. Jeffries resigned as directors and were replaced by six new directors, Messrs. Foos, Golden, Johnson, Kessler, Shahid and Douglas L. Williams (who resigned as a director effective November 30, 1998). Effective March 29, 1999, Mr. Gertmenian was appointed to fill the vacancy in the Board created by Mr. Williams' resignation.

     The Compensation Committee of the Board is charged with reviewing executive compensation and administering the Company's stock option and performance incentive plans. During the 1998 fiscal year until the consummation of the Split-Off, its members were Messrs. Shackelford (Chair) and Gee. Currently, its members are Messrs. Kessler (Chair) and Foos. Members of the Compensation Committee held three meetings and took action in writing without a meeting on seven occasions in the 1998 fiscal year.

     The Executive Committee of the Board may exercise, to the fullest extent permitted by law, all of the powers and authority granted to the Board. The Executive Committee may also declare dividends, authorize the issuance of stock and authorize the seal of the Company to be affixed to papers that require it. During the 1998 fiscal year until the consummation of the Split-Off, its members were Messrs. Jeffries (Chair), Gilman and Shackelford. Currently, its members are Messrs. Jeffries (Chair), Gertmenian and Golden.

     The Audit Committee of the Board was formed on May 19, 1998. It recommends the firm to be employed as the Company's independent auditors and reviews the scope of the audit and audit fees. In addition, the Audit Committee consults with the independent auditors with regard to the plan of audit, the resulting audit report and the accompanying management letter, and confers with the independent auditors with regard to the adequacy of internal accounting controls, as appropriate, out of the presence of management. The members of the Audit Committee are Messrs. Golden (Chair) and Gertmenian.

     The Company has no standing nominating committee or committee performing similar functions.

EXECUTIVE OFFICERS

     In addition to Messrs. Johnson and Jeffries, Michele S. Donnan-Martin, Charles W. Martin and Diane Chang also serve as executive officers of the Company. Ms. Donnan-Martin, age 35, has been Vice President - General Merchandising Manager - Women's of the Company since February 1996 and for three and one-half years prior thereto, held the position of Vice President Women's Merchandising of the Company. Mr. Martin, age 49, has been Vice President Men's Design and New Business Development of the Company since February 1999. For three years prior thereto, Mr. Martin held the position of Vice President Men's Design of the Company and for four years prior thereto, Mr. Martin held the position of Director of Men's Product Development of the Company. Ms. Donnan-Martin and Mr. Martin are spouses. Ms. Chang, age 43, has been Vice President Sourcing of the Company since May 1998 and for six and one-half years prior thereto, Ms. Chang held the position of Senior Vice
President - Manufacturing at J. Crew, Inc.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth certain information with respect to the shares of Common Stock owned by each of the directors of the Company, by each of the executive officers of the Company named in the Summary Compensation Table and by all current executive officers and directors of the Company as a group as of April 1, 1999.

                                                                       NUMBER OF
                                                                       SHARES OF
                                               DIRECTOR               COMMON STOCK
      NAME, POSITION WITH THE COMPANY        CONTINUOUSLY    TERM     BENEFICIALLY     PERCENT
     AND/OR PRINCIPAL OCCUPATION, AGE           SINCE       EXPIRES     OWNED(1)     OF CLASS(2)
     --------------------------------        ------------   -------   ------------   -----------
Diane Chang................................        **          **           390           *
  Vice President Sourcing of the Company,
  43
Michele S. Donnan-Martin...................        **          **           141(3)        *
  Vice President - General Merchandising
  Manager - Women's of the Company, 35
George Foos................................      1998        2000         1,057(4)        *
  Director; Management Consultant, 78
Russell M. Gertmenian......................      1999        1999           400           *
  Director; Partner of Vorys, Sater,
  Seymour and Pease LLP, 51
John A. Golden.............................      1998        2001        10,527(4)        *
  Director; Limited Partner of Goldman
  Sachs Group L.P., 54

                                                                       NUMBER OF
                                                                       SHARES OF
                                               DIRECTOR               COMMON STOCK
      NAME, POSITION WITH THE COMPANY        CONTINUOUSLY    TERM     BENEFICIALLY     PERCENT
     AND/OR PRINCIPAL OCCUPATION, AGE           SINCE       EXPIRES     OWNED(1)     OF CLASS(2)
     --------------------------------        ------------   -------   ------------   -----------
Michael S. Jeffries........................      1996        2000       406,163(4)        *
  Director; Chairman and Chief Executive
  Officer of the Company, 54
Seth R. Johnson............................      1998        2001        16,733(4)        *
  Director; Vice President - Chief
  Financial Officer of the Company, 45
John W. Kessler............................      1998        2000         1,547(4)        *
  Director; Chairman of the Board of New
  Albany Co., Chairman of the Board of
  Marsh & McLennan Real Estate Advisors,
  Inc. and Chairman of the Board of John W.
  Kessler Company, 63
Charles W. Martin..........................        **          **           141(3)        *
  Vice President Men's Design and New
  Business Development of the Company, 49
Sam N. Shahid, Jr..........................      1998        1999           614(4)        *
  Director; President and Creative Director
  of Shahid & Company, Inc., 58
All current executive officers and
  directors as a group (10 persons)........        **          **       437,713(4)        *

---------------

 * Less than 1%

 ** Not applicable.

(1) Unless otherwise indicated, each named person has voting and investment power over the listed shares and such voting and investment power is exercised solely by the named person or shared with a spouse.

(2) The percent of class is based upon the sum of 51,623,118 shares outstanding on April 1, 1999, and the number of shares, if any, as to which the named person has the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days of April 1, 1999.

(3) Does not include shares held of record by spouse.

(4) Includes the following number of shares issuable upon the exercise of outstanding options exercisable within 60 days of April 1, 1999: Mr. Foos, 500; Mr. Golden, 500; Mr. Jeffries, 205,000; Mr. Johnson, 6,436; Mr. Kessler, 500; Mr. Shahid, 500; and all current executive officers and directors as a group, 213,436.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides information concerning compensation paid by the Company to each of the named executive officers of the Company for its last three fiscal years and by The Limited for that portion of fiscal year 1996 prior to the consummation of the Initial Public Offering.

                           SUMMARY COMPENSATION TABLE

                                                                 LONG TERM COMPENSATION
                                                                -------------------------
                                                                         AWARDS
                                                                -------------------------
                                        ANNUAL COMPENSATION                    SECURITIES
                                      -----------------------    RESTRICTED    UNDERLYING
                             FISCAL                                STOCK        OPTIONS        ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY($)   BONUS($)(1)   AWARDS($)(2)   GRANTED(#)   COMPENSATION($)
---------------------------  ------   ---------   -----------   ------------   ----------   ---------------
Michael S. Jeffries........   1998    $692,308    $1,400,000     $3,695,625(4) 1,000,000(4)    $232,943(3)
  Chairman and Chief          1997    $596,154    $1,200,000     $8,000,000(4) 1,000,000(4)    $190,184
  Executive Officer           1996    $546,154    $  990,275     $1,060,478(4)   130,000(4)    $140,380
                                                                 $   93,366(5)
Michele S. Donnan-Martin...   1998    $348,077    $  420,000     $  767,500(4)         0       $ 87,394(3)
  Vice President -            1997    $320,000    $  390,000     $  311,250(4)   225,000(4)    $ 66,453
  General Merchandising       1996    $256,923    $  234,065     $  203,203(4)    28,000(4)    $ 46,657
  Manager - Women's                                              $   15,561(5)
Charles W. Martin..........   1998    $323,077    $  325,000     $  460,500(4)         0       $ 73,375(3)
  Vice President -            1997    $295,000    $  292,000     $  186,750(4)   175,000(4)    $ 55,855
  Men's Design and New        1996    $231,924    $  165,247     $   43,203(4)    13,000(4)    $ 40,380
  Business Development                                           $   15,561(5)
Seth R. Johnson............   1998    $320,385    $  325,000     $  460,500(4)         0       $ 69,431(3)
  Vice President -            1997    $261,923    $  265,000     $  186,750(4)   175,000(4)    $ 55,010
  Chief Financial Officer     1996    $223,077    $  202,556     $   43,203(4)     6,500(4)    $ 45,873
                                                                 $   15,561(5)
Diane Chang................   1998    $292,308    $  240,000     $  898,625(4)    50,000(4)    $ 53,333(7)
  Vice
   President -- Sourcing(6)   1997          --            --             --           --             --
                              1996          --            --             --           --             --

---------------

(1) Represents for each fiscal year, the aggregate of the performance-based incentive compensation for the Spring and Fall selling seasons.

(2) Represents for each executive officer, the restricted stock awards for the specified fiscal year under the Company's 1996 Stock Option and Performance Incentive Plan for awards of Common Stock (1998 Restatement governs awards made for 1998) and under The Limited, Inc. 1993 Stock Option and Performance Incentive Plan for awards of Limited Common Stock. No restricted stock awards of Limited Common Stock were outstanding at the end of the 1998 fiscal year. Information set forth above is based on the closing price of the stated common stock on the date on which the awards were made.

   On February 1, 1999, 30,000, 10,000, 6,000, 6,000 and 6,000 restricted shares of Common Stock were granted to Mr. Jeffries, Ms. Donnan-Martin, Mr. Martin, Mr. Johnson and Ms. Chang, respectively, based on business performance for the 1998 fiscal year. The per share value of Common Stock on the then most recent prior date on which there were sales (January 29, 1999) was $76.75. These awards vest 10% on the grant date, and 20%, 30% and 40% on the first through third anniversaries of the grant date, subject, in each case, to the holder's continued employment with the Company.

   On August 1, 1998, 30,000 restricted shares of Common Stock were granted to Mr. Jeffries. The per share value of Common Stock on such date was $46.4375. This award vests 10% on the grant date, and 20%, 30% and 40% on the first through third anniversaries of the grant date, subject to continued employment with the Company.

   On May 11, 1998, 10,000 restricted shares of Common Stock were granted to Ms. Chang. The per share value of Common Stock on such date was $43.8125. This award vests 100% on the fifth anniversary of the grant date, subject to continued employment with the Company.

   On February 1, 1998, 10,000, 6,000 and 6,000 restricted shares of Common Stock were granted to Ms. Donnan-Martin, Mr. Martin and Mr. Johnson, respectively, based on business performance for the 1997 fiscal year. The per share value of Common Stock on the then most recent prior date on which there were sales (January 30, 1998) was $31.125. These awards vest 10% on the grant date, and 20%, 30% and 40% on the first through third anniversaries of the grant date, subject, in each case, to the holder's continued employment with the Company.

   On May 13, 1997, 500,000 restricted shares of Common Stock were granted to Mr. Jeffries. The per share value of Common Stock on such date was $16.00. This award is earned subject to established financial performance measures and once earned, vests over six years, subject to continued employment with the Company.

   On February 1, 1997, 24,762, 3,142, 3,142 and 3,142 restricted shares of Common Stock were granted to Mr. Jeffries, Ms. Donnan-Martin, Mr. Martin and Mr. Johnson, respectively. The per share value of Common Stock on Friday, January 31, 1997 was $13.75. On August 1, 1996, 4,788, 798, 798 and 798
   restricted stock performance awards of Limited Common Stock were granted to Mr. Jeffries, Ms. Donnan-Martin, Mr. Martin and Mr. Johnson, respectively. The per share value of Limited Common Stock on such date was $19.50. These awards, which were in respect of 1996 performance, vested in full upon consummation of the Split-Off.

   On September 25, 1996, 45,000 and 4,500 restricted shares of Common Stock were awarded to Mr. Jeffries and Ms. Donnan-Martin, respectively, in consideration of the cancellation of Mr. Jeffries' March 1, 1994 and Ms. Donnan-Martin's February 2, 1996 grant of restricted shares of Limited Common Stock. These awards to Mr. Jeffries and Ms. Donnan-Martin vest 100% on March 1, 1999 and February 2, 2001, respectively, subject to continued employment. Also, on September 25, 1996, 5,500 restricted shares of Common Stock were awarded to Ms. Donnan-Martin. Such shares vest 100% five years from the grant date, subject to continued employment with the Company. The per share value of Common Stock on such date was the Initial Public Offering price of $16.00 per share.

   As of January 30, 1999, the aggregate holdings of restricted shares of Common Stock and the market value of such holdings for the named executive officers were: Mr. Jeffries, 619,334 shares, $47,533,885; Ms. Donnan-Martin, 31,200 shares, $2,394,600; Mr. Martin, 13,600 shares, $1,043,800; Mr. Johnson,
   13,600 shares, $1,043,800; and Ms. Chang, 16,000 shares, $1,228,000 (based on the $76.75 fair market value of Common Stock as of Friday, January 29, 1999). The holdings of Mr. Jeffries, Ms. Donnan-Martin, Mr. Martin, Mr. Johnson and Ms. Chang include the 30,000, 10,000, 6,000, 6,000 and 6,000 restricted shares, respectively, as noted in the second paragraph of this footnote.

   Dividends will not be paid or accrue with respect to shares of restricted stock until such shares vest.

(3) Represents for each executive officer, the amount of employer matching and supplemental contributions allocated to his or her account under certain of the Company's qualified and non-qualified defined contribution plans during 1998.

(4) Denominated in shares of Common Stock.

(5) Denominated in shares of Limited Common Stock.

(6) Ms. Chang became an executive officer of the Company on May 11, 1998.

(7) Represents sign-on bonus paid to Ms. Chang upon joining the Company.

LONG-TERM INCENTIVE PLAN AWARDS

     No awards were granted in respect of the 1998 fiscal year to the named executive officers other than the restricted stock performance awards disclosed in the Summary Compensation Table.

OPTIONS

     The following table sets forth certain information regarding options granted to the named executive officers during the Company's 1998 fiscal year.

                       OPTION GRANTS IN 1998 FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                              PERCENT OF                                  ANNUAL RATES OF STOCK
                               SHARES       TOTAL OPTIONS                                PRICE APPRECIATION FOR
                             UNDERLYING       GRANTED TO      EXERCISE                      OPTION TERM($)(2)
                               OPTIONS        ASSOCIATES      PRICE PER    EXPIRATION   -------------------------
           NAME             GRANTED(#)(1)   IN FISCAL YEAR   SHARE($/SH)      DATE          5%            10%
           ----             -------------   --------------   -----------   ----------   -----------   -----------
Michael S. Jeffries.......    1,000,000         50.38%        $46.8125      08/03/08    $29,440,130   $74,607,069
Michele S.
  Donnan-Martin...........            0            --               --            --             --            --
Charles W. Martin.........            0            --               --            --             --            --
Seth R. Johnson...........            0            --               --            --             --            --
Diane Chang...............       50,000          2.52%        $ 44.375      06/08/08    $ 1,395,360   $ 3,536,116

---------------

(1) On August 3, 1998, options covering 1,000,000 shares were granted to Mr. Jeffries pursuant to the Company's 1996 Stock Option and Performance Incentive Plan (1998 Restatement). Such options vest 20% on the second through sixth anniversaries of the grant date, subject to continued employment with the Company.

   On June 8, 1998, options covering 50,000 shares were granted to Ms. Chang pursuant to the Company's 1996 Stock Option and Performance Incentive Plan (1998 Restatement). Such options vest on a graduated basis over six years, beginning on the first anniversary of the grant date, subject to continued employment with the Company.

(2) The assumed rates of growth were selected by the SEC for illustrative purposes only and are not intended to predict or forecast future stock prices.

     The following table sets forth certain information relating to options exercised during the Company's 1998 fiscal year by each of the named executive offices and the number and value of shares of Common Stock subject to unexercised options held as of the end of the 1998 fiscal year by such executive officers.

                AGGREGATED OPTION EXERCISES IN 1998 FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                          NUMBER OF
                                                                      SHARES UNDERLYING                 VALUE OF UNEXERCISED
                                                                     UNEXERCISED OPTIONS                IN-THE-MONEY OPTIONS
                                SHARES                              AT FISCAL YEAR END(#)               AT FISCAL YEAR-END($)
                             ACQUIRED ON         VALUE        ---------------------------------   ---------------------------------
           NAME             EXERCISE(#)(1)   REALIZED($)(2)   EXERCISABLE(3)   UNEXERCISABLE(3)   EXERCISABLE(3)   UNEXERCISABLE(3)
           ----             --------------   --------------   --------------   ----------------   --------------   ----------------
Michael S. Jeffries.......      61,000          $664,000         115,000          2,015,000         $6,986,250       $91,598,750
Michele S.
  Donnan-Martin...........       3,562          $ 56,350          36,500            216,500         $2,107,688       $12,165,188
Charles W. Martin.........       3,308          $ 52,368          24,000            164,000         $1,348,313       $ 8,975,813
Seth R. Johnson...........      35,177          $389,917          20,750            160,750         $1,150,875       $ 8,778,375
Diane Chang...............          --                --             -0-             50,000                N/A       $ 1,618,750

---------------

(1) All shares acquired on exercise represent shares of Limited Common Stock.

(2) Calculated on the basis of the number of shares exercised, multiplied by the excess of the fair market value of a share of Limited Common Stock on the date of exercise over the exercise price of each option.

(3) Denominated in shares of Common Stock of the Company. "Value of Unexercised In-the-Money Options at Fiscal Year-End" is calculated on the basis of the number of shares subject to each option, multiplied by the excess of the fair market value of a share of Common Stock on the last trading day prior to fiscal year-end ($76.75) over the exercise price of such option.

COMPENSATION OF DIRECTORS

     Directors who are not associates of the Company receive an annual retainer of $10,000 per year (increased by $1,500 for each committee chair held), plus a fee of $1,000 for each Board meeting attended ($400 for a telephonic meeting) and, as committee members, receive $600 per committee meeting attended ($200 for a telephonic meeting). Each action in writing taken by the Board or any committee entitles each such director to be paid $200. Associates and officers who are directors receive no additional compensation for services rendered as directors. Under the Company's 1996 Stock Plan for Non-Associate Directors (1998 Restatement), each director who is not an associate of the Company receives (i) the grant of an option to acquire 10,000 shares of Common Stock at a price equal to the fair market value of such shares upon election to the Board (or in the case of a director first elected to the Board prior to July 16, 1998, on July 16, 1998), (ii) annual grants of options to purchase 2,000 shares of Common Stock at a price equal to the fair market value of such shares at the date of grant and (iii) 50% of the annual retainer in shares of Common Stock.

     Effective October 1, 1998, the Company established the Abercrombie & Fitch Co. Directors' Deferred Compensation Plan (the "Directors' Plan"). Voluntary participation in the Directors' Plan enables a director of the Company to defer all or a part of his director's fees, including federal income tax thereon. Such deferred fees will be credited to a stock account where such fees will be converted into shares of Common Stock. Distribution of the deferred funds is made in a single lump sum transfer of the whole shares (plus cash representing the value of fractional shares) commencing within 30 days of the earlier of (a) the date specified by a director at the time a deferral election is made or (b) the date the director ceases to be such.

EMPLOYMENT AGREEMENTS WITH CERTAIN EXECUTIVE OFFICERS

     In 1997, the Company entered into individual employment agreements with Mr. Jeffries, Ms. Donnan-Martin, Mr. Martin and Mr. Johnson. Pursuant to these agreements, Mr. Jeffries serves as the Company's Chairman and Chief Executive Officer, Ms. Donnan-Martin serves as the Company's Vice President-General Merchandising Manager-Women's, Mr. Martin serves as the Company's Vice President Men's Design and New Business Development, and Mr. Johnson serves as the Company's Vice President -- Chief Financial Officer. The initial term of each agreement is six years, with automatic one-year extensions thereafter unless either party gives written notice to the contrary. Mr. Jeffries' agreement provides for an initial base salary of $600,000, Ms. Donnan-Martin's agreement provides for an initial base salary of $325,000, Mr. Martin's agreement provides for an initial base salary of $300,000 and Mr. Johnson's agreement provides for an initial base salary of $265,000. Pursuant to these agreements, in 1997, options covering 1,000,000, 75,000, 75,000 and 75,000 shares of Common Stock were granted to Mr. Jeffries, Ms. Donnan-Martin, Mr. Martin and Mr. Johnson, respectively, and performance-based stock awards covering 500,000 restricted shares of Common Stock were made to Mr. Jeffries. Mr. Jeffries' agreement also provides for life insurance coverage of $10 million. Each agreement also provides for incentive plan participation as determined by the Board. Under each agreement, upon the failure of the Company to extend the agreement or the termination of the executive's employment either by the Company other than for cause or by the executive for good reason, the executive will continue to receive the executive's base salary for one year after the termination date. Under the agreements, each executive agrees not to compete with the Company or solicit its employees or customers during the employment term and for one year thereafter. Each executive's agreement provides for disability benefits in addition to the benefits available under the Company's disability plans. In the event any "parachute" excise tax is imposed on Mr. Jeffries, Ms. Donnan-Martin, Mr. Martin or Mr. Johnson, the executive will be entitled to tax reimbursement payments.

     In connection with its employment of Ms. Chang, the Company agreed to continue Ms. Chang's base salary for a period of 24 months, subject to her earlier employment, if her employment with the Company were terminated on or before May 11, 1999.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") reviews and approves the Company's executive compensation philosophy and policies and the application of such policies to the compensation of executive officers. The Company and the Committee have also retained independent compensation consultants to assist in developing, and periodically assessing the reasonableness of, the Company's executive officer compensation program.

COMPENSATION PHILOSOPHY

     The Company seeks to apply a consistent philosophy to compensation for all leadership associates, including senior executives. The primary goal of the compensation program is to link total executive compensation to performance that enhances stockholder value. Accordingly, total compensation for leadership individuals is structured to provide a lower proportion as fixed compensation and a much higher variable proportion keyed to business and stock performance.

     Our philosophy is built on the following basic principles:

  To Pay for Outstanding Performance

     The Company believes in paying for results. Individuals in leadership roles are compensated based on a combination of total company, and individual performance factors. Total company performance is evaluated primarily based on the degree by which financial targets are met. Individual performance is evaluated based on several factors, including continuing to build the A&F brand, attainment of specific merchandise and financial objectives, building and developing a strong leadership team, developing an infrastructure to support future business growth, and controlling expenses. In addition, a significant portion of total compensation is in the form of equity-based award opportunities to directly tie any increased compensation to increased stockholder value.

  To Pay Competitively

     The Company is committed to providing a total compensation program designed to attract the best senior leaders to the business and retain the best, consistently highest performers. To achieve this goal, the Company sets guidelines based on what it believes to be competitive with the compensation paid by other companies that compete with the Company for executive officers and other key employees having the experience and abilities that are necessary to manage the Company's business.

PRINCIPAL COMPENSATION ELEMENTS

     The principal elements of executive compensation at the Company are base salary, short-term performance-based cash incentive compensation and equity-based incentive programs. Decisions regarding compensation for the Company's executive officers generally are made by the Committee although compensation levels for executive officers other than the Chief Executive Officer are recommended to the Committee by the Chief Executive Officer, who has substantially greater knowledge of the contributions made by the other executive officers. Subject to the needs of the Company, its policy is to attempt to design all incentive and equity-based compensation programs to meet the requirements for deductibility under the Internal Revenue Code of 1986, as amended (the "Code").

  Base Salary

     The Committee annually reviews and approves the base salary of each executive officer and the Chief Executive Officer. In determining salary adjustments, the Committee considers the size and responsibility of the individual's position, the Company's overall performance, the individual's overall performance and future potential, and the base salaries paid by competitors to employees in comparable positions. This comparative data includes compensation paid by some of the companies that are included in the Standard & Poor's Retail Stores Composite Index which is used for comparative purposes in the stockholder return graph. See "STOCKHOLDER RETURN GRAPH." Individual performance is measured against the following factors: seasonal and annual business goals, brand growth strategy and execution, business growth and brand execution goals, and the recruitment and development of future leadership talent. These factors are considered subjectively in the aggregate, and none of these factors is accorded a formula weight.

  Performance-Based Cash Incentive Compensation

     The Company has employed a short-term performance-based cash incentive compensation program for specified key leadership positions that provides for incentive payments for each six-month operating season, based on the extent to which pre-established objective goals are attained.

     The goals under this plan have been based on operating income. However, goals also may be based on other objectives and/or criteria, depending on the Company's business strategy. These goals are set at the beginning of each six-month season, and are based on an analysis of historical performance and growth expectations for the Company and progress toward achieving the Company's strategic plan.

     Target cash incentive compensation opportunities are established annually for eligible executives stated as a specific percentage of base salary. The amount of performance-based incentive compensation earned by participating executives can range from zero to double their incentive target, based upon the extent to which pre-established financial goals are met or exceeded.

  Equity-Based Incentive Programs

     The Committee believes that continued emphasis on equity-based compensation opportunities encourages performance that enhances stockholder value, thereby further linking leadership and stockholder objectives. In 1998, the Committee awarded equity-based incentive compensation under two programs: a stock option program and a restricted stock program under which shares of restricted stock are granted and earned based on seasonal and annual financial performance. The Committee also believes that restricted stock awards, which are earned based on financial performance and the ultimate vesting of which is subject to continued employment, assist the Company in retaining key high performing executives.

     Award opportunities for each eligible participant are based on guidelines which include the individual's responsibility level, competitive practice and the market price of the Company's Common Stock. In determining the award for an executive officer, the Committee evaluates competitive practices and the executive officer's performance and criticality to the business.

  Options

     In 1998, options were granted to executives in the amounts set forth in the OPTION GRANTS IN 1998 FISCAL YEAR table above. The option program utilizes vesting periods to encourage retention of key executives. The options granted to Mr. Jeffries vests ratably over five years beginning on the second anniversary of the grant date, subject to continued employment with the Company. The options granted to Ms. Chang vest on a graduated basis over six years, beginning on the first anniversary of the grant date, subject to continued employment with the Company. The exercise price for each option granted is equal to the fair market value of the underlying Common Stock on the date of the grant.

  Performance-Based Restricted Shares

     In 1998, the Committee continued a program under which executives, including the named executive officers, are eligible to receive restricted shares based on the achievement of pre-established financial goals. Executives can earn from zero to double their targeted number of restricted shares based upon the extent to which financial goals are met or exceeded. If earned, these shares vest over four years, subject to continued employment.

CEO COMPENSATION

     Mr. Jeffries and the Company entered into an employment agreement in 1997 with an initial term of six years, under which Mr. Jeffries receives a base salary of $600,000 per year plus certain other benefits. The employment agreement also entitles Mr. Jeffries to participate in the performance-based cash incentive compensation plan at a level of at least 100% of base salary upon attainment of the goals.

     The Committee can increase Mr. Jeffries' base salary and performance-based cash incentive target above the levels established by the employment agreement to reflect the Company's performance.

     In 1998, as in prior years, in establishing Mr. Jeffries' compensation package, the Committee considered competitive practices, the extent to which the Company achieved operating income and sales growth objectives, continued brand growth strategy and execution, and the actions involved in establishing the Company as a fully independent public company. These factors were considered subjectively in the aggregate and none of these factors was accorded specific weight.

     Because of the full public independence of the Company, the Committee believes that Mr. Jeffries' total compensation package should have even greater emphasis on performance-based equity compensation. Mr. Jeffries' base salary was increased by 16.7%, from $600,000 to $700,000, while his performance-based cash incentive target remained at 100%. In addition, Mr. Jeffries received an option grant covering 1,000,000 shares that vests ratably over five years beginning on the second anniversary of the grant date, subject to his continued employment with the Company. Mr. Jeffries was also granted an aggregate of 60,000 restricted shares of Common Stock (30,000 restricted shares on each of February 1, 1999 and August 1, 1998) that are earned based on attainment of specific financial performance, and once earned vest over four years, subject to his continued employment with the Company.

     The Committee believes that under Mr. Jeffries' leadership, the Company's performance over the past five years has been exceptional. Specifically, in 1998, the Company posted a net sales increase of 56%, an operating income increase of 99%, and an earnings per share increase of 104% over the prior year's earnings per share. As a result of that performance, Mr. Jeffries earned significantly above targeted levels under the performance-based cash incentive program, and the performance-based restricted stock program.

     Submitted by the Compensation Committee of the Company's Board of
Directors:

                                         John W. Kessler (Chair)
                                         George Foos

                            STOCKHOLDER RETURN GRAPH

     The following graph shows the changes, over the 1998 and 1997 fiscal years and the three-month period in the 1996 fiscal year commencing after the Initial Public Offering, in the value of $100 invested in the Common Stock of the Company, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), the Standard & Poor's MidCap 400 Composite Stock Price Index (the "S&P MidCap 400 Index") and the Standard & Poor's Retail Stores Composite Index (the "S&P Retail Stores Composite Index"). Since September 1998, the Company's Common Stock has been included in the S&P MidCap 400 Index. Therefore, the Company will hereafter use the S&P MidCap 400 Index as the broad equity market index in the performance graph instead of the S&P 500 Index. The plotted points represent the closing price on the last day of the fiscal year indicated.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
               AMONG ABERCROMBIE & FITCH CO., THE S&P 500 INDEX,
                   THE S&P RETAIL STORES COMPOSITE INDEX AND
                            THE S&P MIDCAP 400 INDEX

                                        ABERCROMBIE & FITCH     S&P RETAIL STORES
                                                CO.                 COMPOSITE               S&P 500             S&P MIDCAP 400
                                        -------------------     -----------------           -------             --------------
 9/26/96*                                       100                    100                    100                    100
 1/97                                            86                     97                    122                    115
 1/98                                           195                    144                    154                    144
 1/99                                           480                    237                    204                    161

* $100 INVESTED ON 9/26/96 IN STOCK OR ON 8/31/96 IN INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING JANUARY 30.

                 RELATIONSHIP AND TRANSACTIONS WITH THE LIMITED

SERVICES AGREEMENT

     On September 27, 1996, the Company and The Limited entered into an intercompany services and operating agreement (the "Old Services Agreement") with respect to services to be provided by The Limited to the Company. Pursuant to the Old Services Agreement, The Limited provided services in exchange for fees which (based on current costs for such services) management believes did not exceed fees that would be paid if such services were provided by an independent third party and which were consistent in all material respects with the allocation of the costs of such services set forth in the historical consolidated financial statements of the Company. The services provided to the Company by The Limited pursuant to the Old Services Agreement included, among other things, certain accounting, associate benefit plan administration, audit, cash management, corporate development, corporate secretary, governmental affairs, human resources and compensation, investor and public relations, legal, risk management, transportation, tax and treasury, store design/planning, real estate and import and shipping services.

     The Old Services Agreement was amended upon the consummation of the Split-Off (as amended, the "New Services Agreement"). The services to be provided by The Limited to the Company under the New Services Agreement include, among other things, certain associate benefit plan administration, information technology services, human resources and compensation, tax, store design/planning, transportation, real estate and import and shipping services. The cost of such services charged and to be charged to the Company generally equal The Limited's costs in providing the relevant services plus 5% of such costs. The aggregate amounts charged and to be charged to the Company under the New Services Agreement have not been and are not expected to be materially different from the amounts charged to the Company under the Old Services Agreement. In addition to the foregoing, the New Services Agreement includes provisions binding on both The Limited and the Company imposing confidentiality obligations with respect to confidential information of the other and prohibiting the hiring of certain of the other's employees.

     Pursuant to the New Services Agreement, each party indemnifies the other, except in certain limited circumstances, against liabilities that the other may incur that are caused by or arise in connection with such party's failure to fulfill its material obligations under the New Services Agreement. The New Services Agreement also provides that (i) the Company will reimburse The Limited for any amounts paid by The Limited under guarantees or arrangements supporting the Company's obligations and (ii) the Company will not take certain actions that could materially and adversely affect the Company's ability to pay any obligations guaranteed or supported by The Limited unless appropriate provision is made such that, in the reasonable judgment of The Limited, The Limited's exposure under any such guarantee or support arrangement is not materially increased.

     The New Services Agreement has a three-year term, although The Limited will cease to provide a substantial majority of the services thereunder upon the first anniversary of the consummation of the Split-Off. Human resources and benefits services terminated in August, 1998 and store design/planning services terminated in December, 1998. The New Services Agreement also provides for early termination of the agreement and of individual services by the Company. As of the end of the 1998 fiscal year, the Company had hired associates with the appropriate expertise or contracted with outside parties to replace those services which The Limited will cease to provide in May, 1999.

     The net charge for services that were paid by the Company in 1998 under the Old Services Agreement and the New Services Agreement was $4.2 million.

SUBLEASE AGREEMENT

     On June 11, 1995, the Company entered into a sublease agreement with an affiliate of The Limited (the "Sublease Agreement") pursuant to which the affiliate subleases to the Company the distribution center and headquarters office space currently used by the Company. The Sublease Agreement provides that the lessee will lease space at an average annual rental rate equal to $11.00 per square foot in the case of office space and $2.85 per square foot in the case of the distribution center. The Sublease Agreement was amended upon the consummation of the Split-Off to provide for a total term of six years (expiring June 11, 2001), so that the Company may continue to occupy such space for approximately three years after the consummation of the Split-Off instead of the original fifteen-year term.

SHARED FACILITIES AGREEMENTS

     On September 27, 1996, the Company and the relevant businesses operated by The Limited entered into shared facilities agreements (collectively, the "Shared Facilities Agreements") pursuant to which the Company subleases such facilities from the relevant subsidiary of The Limited. Under the Shared Facilities Agreements, the Company is responsible for its pro rata share (based on square feet occupied) of all costs and expenses (principally fixed rent) under the relevant lease plus the portion of any performance-based rent attributable to the Company. This method of allocating these costs and expenses is consistent in all material respects with the allocation of these costs and expenses set forth in the historical consolidated financial statements of the Company. The store lease and other occupancy costs paid by the Company in 1998 were approximately $1.8 million. At April 1, 1999, eight of the Company's stores were located in space leased by other businesses controlled by The Limited.

TAX-DISAFFILIATION AGREEMENT

     Prior to the Split-Off, the Company was a member of The Limited's federal consolidated income tax group. Accordingly, the Company's income was included in the consolidated federal income tax return of The Limited for 1997 and part of 1998. Certain of the Company's subsidiaries also were included with certain subsidiaries of The Limited in combined, consolidated or unitary income tax groups for state and local tax purposes for 1997 and part of 1998. Effective as of the first day after the Split-Off, the Company is no longer a member of The Limited's consolidated group for federal income tax purposes, and no Company subsidiaries are included with subsidiaries of The Limited in combined, consolidated or unitary tax groups for state and local tax purposes. Accordingly, The Limited and the Company amended their tax-sharing agreement (as amended, the "Tax Disaffiliation Agreement") to reflect the separation of the Company from The Limited with respect to tax matters. The Tax Disaffiliation Agreement reflects each party's rights and obligations with respect to payments and refunds of taxes that are attributable to periods ending on or before the date of the Split-Off and taxes resulting from transactions effected in connection with the Split-Off. The Tax Disaffiliation Agreement also expresses each party's intention with respect to certain tax attributes of the Company after the Split-Off and provides for payments between the two companies for certain tax adjustments made after the Split-Off that cover pre-Split-Off tax liabilities. Other provisions cover the handling of audits, settlements, elections, accounting methods and return filing in cases where both companies have an interest in the results of these activities.

     If pursuant to a plan in existence at the time of the Split-Off, one or more persons were to acquire a 50 percent or greater interest in either The Limited or the Company, The Limited would recognize a gain on the Company Common Stock it distributed in the Split-Off. To minimize this risk, the Company has agreed in the Tax Disaffiliation Agreement to refrain from engaging in certain transactions for two years following the date of the Split-Off without first (i) obtaining a ruling from the IRS to the effect that such actions will not result in the Split-Off being taxable to The Limited or its stockholders, or (ii) obtaining an opinion of counsel recognized as an expert in federal income tax matters and acceptable to the other party to the same effect as in (i). Transactions that may be subject to this restriction include, among other things, liquidation, merger or consolidation with, or acquisition by, another company, certain issuances and redemptions of the Company Common Stock, the granting of stock options, the sale, distribution or other disposition of assets in a manner that would adversely affect the tax consequences of the Split-Off or any transactions effected in connection with the Split-Off and the discontinuation of certain businesses.

                       PROPOSAL TO APPROVE AMENDMENTS TO
                     THE 1996 STOCK OPTION AND PERFORMANCE
                       INCENTIVE PLAN (1998 RESTATEMENT)

GENERAL

     The Company's stockholders approved the Abercrombie & Fitch Co. 1996 Stock Option and Performance Incentive Plan (1998 Restatement) (the "Stock Plan") on July 16, 1998, pursuant to which, among other things, the number of shares of Common Stock available under the Stock Plan was increased by 2,000,000 shares. The Company's Board of Directors subsequently adopted amendments to Sections 5.2 and 11.2 and Article 17 of the Stock Plan. Subject to stockholder approval, the Company's Board of Directors has adopted amendments to the Stock Plan which will increase by 2,500,000 the maximum number of shares of Common Stock that may be subject to awards granted under the Stock Plan and limit to 720,000 the number of shares of Common Stock that may be subject to awards granted under the Stock Plan on or after May 20, 1999, which are not options or stock appreciation rights. As of January 30, 1999, a total of 4,402,034 shares of Common Stock were subject to outstanding awards and a total of 1,057,799 shares of Common Stock remained available for the grant of awards under the Stock Plan. The Board of Directors believes the number of shares remaining available for the grant of awards under the Stock Plan is not sufficient to satisfy awards which the Company expects to make over the next several years. For that reason, the Board is recommending that an additional 2,500,000 shares be made available for the grant of awards under the Stock Plan while limiting to 720,000 the number of shares that may be subject to awards granted on or after May 20, 1999, which are not options or stock appreciation rights.

     The following is a brief summary of the material terms of the Stock Plan, as proposed to be amended. This summary is qualified in its entirety by reference to the full text of the Stock Plan, as proposed to be amended, a copy of which is included herewith as Exhibit A and made a part hereof.

PURPOSE OF PLAN

     The purpose of the Stock Plan is to attract and retain the best available executive and key management associates for the Company and its subsidiaries and to encourage the highest level of performance by such associates, thereby enhancing the value of the Company for the benefit of its stockholders. The Stock Plan is also intended to motivate executive and key management associates to contribute to the Company's future growth and profitability and to reward their performance in a manner that provides them with a means to increase their holdings of Common Stock and align their interests with the interests of the Company's stockholders.

ADMINISTRATION OF THE STOCK PLAN

     The Stock Plan is administered by the Compensation Committee of the Company's Board of Directors (the "Plan Committee"). The Plan Committee is composed of two directors who qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as "outside directors" within the meaning of Section 162(m) of the Code. The Plan Committee has the power in its discretion to grant awards under the Stock Plan, to determine the terms thereof, to interpret the provisions of the Stock Plan and to take such action as it deems necessary or advisable for the administration of the Stock Plan.

NUMBER OF AUTHORIZED SHARES

     The Stock Plan provides for awards with respect to a maximum of 7,966,508 shares of Common Stock to associates of the Company and its subsidiaries during the term of the Stock Plan. Corresponding Tax Offset Payments (as hereinafter defined) also may be awarded at the discretion of the Plan Committee. The maximum number of shares that may be the subject to awards granted on or after May 20, 1999, other than Options (as hereinafter defined) and stock appreciation rights ("SARs"), is 720,000. The number and class of shares available under the Stock Plan and/or subject to outstanding awards and the maximum number of shares available for awards other than Options and SARs may be adjusted by the Plan Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company. Shares of Common Stock attributable to: (1) unexercised Options which expire or are terminated, surrendered or canceled (other than in connection with the exercise of SARs);
(2) shares of Common Stock subject to certain restrictions ("Restricted Shares") which are forfeited to the Company; (3) units representing shares of Common Stock ("Performance Shares") and units which do not represent shares of Common Stock but which may be paid in shares of Common Stock ("Performance Units") which are not earned and paid; and (4) awards settled in cash in lieu of shares of Common Stock, may be available for subsequent award under the Stock Plan at the Plan Committee's discretion, to the extent permissible under Rule 16b-3 of the Exchange Act.

TYPE OF AWARDS UNDER THE STOCK PLAN

     The Stock Plan provides that the Plan Committee may grant awards to eligible associates in any of the following forms, subject to such terms, conditions, and provisions as the Plan Committee may determine to be necessary or desirable: (1) incentive stock options ("ISOs"); (2) nonstatutory stock options ("NSOs"); (3) SARs; (4) Restricted Shares; (5) Performance Shares; (6) Performance Units; (7) shares of unrestricted Common Stock of the Company ("Unrestricted Shares"); and (8) tax offset payments ("Tax Offset Payments").

ELIGIBILITY AND PARTICIPATION

     Eligibility to participate in the Stock Plan is limited to the named executive officers and full-time executive and key management associates of the Company and its subsidiaries who are selected by the Plan Committee. Currently, approximately 400 associates of the Company and its subsidiaries are within the classes eligible to participate in the Stock Plan. The Company anticipates that approximately a majority of those eligible may participate in the Stock Plan. No determination has been made as to the individual identity of the persons to whom future awards may be made under the Stock Plan or the number of shares which may be allocated to any specific person or persons. Participation in the Stock Plan is subject to the discretion of the Plan Committee and will be based upon the associate's present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Plan Committee deems relevant. No associate may be granted in any calendar year awards covering more than 1,500,000 shares of the Company's Common Stock.

     The following table sets forth the number of Options granted under the Stock Plan, and the number of Restricted Shares awarded under the Stock Plan, through January 30, 1999, to: (1) each of the executive officers of the Company named in the Summary Compensation Table; (2) all current executive officers of the Company as a group; and (3) all employees/associates, including all current officers who are not executive officers, of the Company as a group. Directors who are not associates of the Company have not received and will not receive awards under the Stock Plan. Other than persons identified in the following table, no person has received 5% or more of the awards made under the Stock Plan and no associate or any director, executive officer or nominee for election as a director of the Company has received any awards under the Stock Plan.

                                                       NUMBER OF SHARES        NUMBER OF SHARES
NAME OF INDIVIDUAL                                          SUBJECT          SUBJECT TO RESTRICTED
OR GROUP                                              TO OPTIONS RECEIVED       SHARE AWARDS(1)
------------------                                    -------------------    ---------------------
Michael S. Jeffries,                                       2,130,000                629,762
Chairman and Chief Executive Officer

Michele S. Donnan-Martin,                                    253,000                 33,142
Vice President-General Merchandising
Manager -- Women's

Charles W. Martin,                                           188,000                 15,142
Vice President Men's Design and New Business
Development

Seth R. Johnson,                                             181,500                 15,142
Vice President-Chief Financial Officer

Diane Chang,                                                  50,000                 16,000
Vice President Sourcing

All Current Executive Officers, as a Group                 2,802,500                709,188

All Associates, including All Current Officers who         1,021,600                 27,855
are not Executive Officers, as a Group (2)

---------------

(1) Consist of restricted shares of Common Stock, which will generally vest as described in footnote (2) to the Summary Compensation Table.

(2) Represents net awards granted after taking into account cancellations and expirations.

GRANT OF OPTIONS AND SARS

     The Plan Committee may award ISOs and/or NSOs (collectively, "Options") to eligible associates. SARs may be awarded either in tandem with Options ("Tandem SARs") or on a stand-alone basis ("Nontandem SARs"). Tandem SARs may be awarded by the Plan Committee either at the time the related Option is granted or thereafter at any time prior to the exercise, termination or expiration of the related Option.

EXERCISE PRICE

     The exercise price with respect to an Option is determined by the Plan Committee at the time of grant. The exercise price determined with respect to an Option will also be applicable in connection with the exercise of any Tandem SAR granted with respect to such Option. The exercise price of an Option previously granted under the Stock Plan may not thereafter be reduced other than to reflect changes in the Company's capitalization or if approved by the Company's stockholders. At the time of grant of a Nontandem SAR, the Plan Committee will specify the base price of the shares of the Company's Common Stock to be issued for determining the amount of cash or number of shares of the Company's Common Stock to be distributed upon the exercise of such Nontandem SAR. Neither the exercise price per share of the Company's Common Stock nor the base price of Nontandem SARs will be less than 100% of the fair market value per share of the Company's Common Stock underlying the award on the date of grant. On April 1, 1999, the fair market value of the Company's Common Stock was $91.25.

VESTING

     The Plan Committee may determine at the time of grant and any time thereafter the terms under which Options and SARs will vest and become exercisable.

SPECIAL LIMITATIONS ON ISOS

     No ISO may be granted to an associate who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (a "10% Stockholder") unless the exercise price per share of the Company's Common Stock subject to such ISO is at least 110% of the fair market value per share of the Company's Common Stock on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, the total fair market value of shares of the Company's Common Stock subject to ISOs which are exercisable for the first time by an eligible associate in a given calendar year may not exceed $100,000 valued as of the date of the ISOs' grant. ISOs may not be granted after May 17, 2008.

EXERCISE OF OPTIONS AND SARS

     An Option may be exercised by written notice to the Plan Committee stating the number of shares of the Company's Common Stock with respect to which the Option is being exercised, and tendering payment therefor. The Plan Committee may, in its discretion, accept shares of the Company's Common Stock as payment (valued at their fair market value on the date of exercise).

     Tandem SARs are exercisable only to the extent that the related Option is exercisable and only for the period determined by the Plan Committee (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem SARs, the related Option will be canceled with respect to an equal number of shares of the Company's Common Stock. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs will be canceled with respect to an equal number of shares of the Company's Common Stock. Nontandem SARs will be exercised for the period determined by the Plan Committee.

SURRENDER OR EXCHANGE OF SARS

     Upon the surrender of a Tandem SAR and cancellation of the related unexercised Option, the associate will be entitled to receive shares of the Company's Common Stock having an aggregate fair market value equal to (A) the excess of (1) the fair market value of one share of the Company's Common Stock as of the date the Tandem SAR is exercised over (2) the exercise price per share specified in such Option, multiplied by (B) the number of shares of the Company's Common Stock subject to the Option, or portion thereof, which is surrendered. Upon surrender of a Nontandem SAR, the associate will be entitled to receive shares of the Company's Common Stock having an aggregate fair market value equal to (A) the excess of (1) the fair market value of one share of the Company's Common Stock as of the date the Nontandem SAR is exercised over (2) the base price of the shares of Common Stock covered by the Nontandem SAR, or the portion thereof being exercised. The Plan Committee, in its discretion, may cause all or any portion of the Company's obligation to an associate in respect of the exercise of an SAR to be satisfied in cash in lieu of shares of the Company's Common Stock. Any fractional shares resulting from the exercise of an SAR will be paid in cash.

NONTRANSFERABILITY OF OPTIONS AND SARS

     Options and SARs are not transferable except by will or the applicable laws of descent and distribution.

EXPIRATION OF OPTIONS

     Options will expire at such time as the Plan Committee determines; provided, however, that no Option may be exercised more than ten years from the date of grant, unless an ISO is held by a 10% Stockholder, in which case such ISO may not be exercised more than five years from the date of grant.

TERMINATION OF OPTIONS AND SARS

     Except as the Plan Committee may at any time provide, Options and SARs must be exercised within three months after the termination of an associate's employment (other than by death or total disability), to the extent then exercisable, but in no case later than the term specified in the grant. Except as the Plan Committee may at any time provide, upon the death or total disability of an associate while employed by the Company or its subsidiaries (or upon the death of an associate within three months after termination of employment), Options and SARs, to the extent then exercisable, will remain exercisable (1) for one year following such associate's death or (2) during the first nine months that the associate receives benefits under the Company's Long-Term Disability Plan.

RESTRICTED SHARES

     Restricted Shares granted to associates under the Stock Plan may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period established by the Plan Committee. The Plan Committee may also impose additional restrictions on the associate's right to dispose of or to encumber Restricted Shares, which may include satisfaction of performance objectives. The minimum restricted period will generally be three years except in the case of Restricted Shares that are also subject to restrictions relating to the satisfaction of corporate or individual performance objectives, as to which the minimum restricted period will be one year. However, with respect to grants of Restricted Shares intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Plan Committee will have no discretion to shorten or terminate the restricted period or waive any other restrictions applicable to all or a portion of such Restricted Shares. With respect to grants of Restricted Shares not intended to so qualify as performance-based compensation, upon the death, disability or retirement of the holder of Restricted Shares or as permitted upon certain changes in the Company's capitalization, the Plan Committee may shorten or terminate the restricted period or waive any other restrictions applicable to all or a portion of such Restricted Shares.

     Performance objectives under the Stock Plan will be determined by the Plan Committee and will be based on operating income and/or gross margin objectives for each relevant division. These objectives will be based on any one or more of the following: price of the Common Stock or the stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market share. These factors will have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. These performance goals and determination of results will be based entirely on financial measures. The Plan Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

     Except as the Plan Committee may at any time provide, holders of Restricted Shares may not exercise the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions.

     Except as the Plan Committee may at any time provide, upon termination of the associate's employment with the Company, Restricted Shares granted to such associate will be forfeited.

PERFORMANCE SHARES AND PERFORMANCE UNITS

     The Plan Committee may award to associates Performance Shares, each equivalent to one share of the Company's Common Stock and Performance Units which will have a specified value or formula-based value at the end of a performance period. Performance Shares and Performance Units so awarded will be credited to an account established and maintained for the associate. The Plan Committee will determine performance periods and performance objectives in connection with each grant of Performance Shares or Performance Units.

     Vesting of awards of Performance Shares and Performance Units will occur upon achievement of the applicable objectives within the applicable performance periods. The Plan Committee may, in its discretion, permit vesting in the event performance objectives are partially met, or grant additional vested Performance Shares or Performance Units in the event performance objectives are surpassed. Payment of vested Performance Shares and Performance Units may be made in cash, Common Stock of the Company or any combination thereof, as determined by the Plan Committee.

     No voting or dividend rights attach to the Performance Shares; however, the Plan Committee may credit an associate's Performance Share account with additional Performance Shares equivalent to the fair market value of any dividends on an equivalent number of shares of Common Stock.

UNRESTRICTED SHARES

     Unrestricted Shares may also be granted at the discretion of the Plan Committee. Except as required by applicable law, no payment will be required for Unrestricted Shares.

TAX WITHHOLDING AND TAX OFFSET PAYMENTS

     The Plan Committee may require payment, or withhold payments made by the Stock Plan, in order to satisfy applicable tax withholding requirements. The Plan Committee may make Tax Offset Payments to assist associates in paying income taxes incurred as a result of their participation in the Stock Plan. The amount of the Tax Offset Payments will be determined by multiplying a percentage (established by the Plan Committee), by all or a portion of the taxable income recognized by an associate upon: (1) the exercise of an NSO or an SAR; (2) the disposition of shares received upon exercise of an ISO; (3) the lapse of restrictions on Restricted Shares; (4) the award of Unrestricted Shares; or (5) payments for Performance Shares or Performance Units.

TERM OF STOCK PLAN

     Unless earlier terminated by the Company's Board of Directors, the Stock Plan will terminate on May 18, 2008.

AMENDMENT AND TERMINATION

     The Company's Board of Directors may suspend, amend, modify or terminate the Stock Plan; provided, however, that the Company's stockholders must approve any amendment that would materially increase the aggregate number of shares issuable under the Stock Plan, materially modify the requirements as to eligibility for participation in the Stock Plan or reduce the exercise price of Options previously granted under the Stock Plan, except for antidilution adjustments permitted by the Stock Plan.

     Awards granted prior to a termination of the Stock Plan will continue in accordance with their terms following such termination. No amendment, suspension or termination of the Stock Plan will adversely affect the rights of an associate in awards previously granted without such associate's consent.

FEDERAL INCOME TAX CONSEQUENCES

  Options

     There will be no federal income tax consequences to the associate or the Company upon the grant of either an ISO or an NSO under the Stock Plan. Upon exercise of an NSO, an associate generally will recognize ordinary income in an amount equal to (1) the fair market value, on the date of exercise, of the acquired shares of Common Stock; less (2) the exercise price of the NSO. Subject to Section 162(m) of the Code and the associate including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a tax deduction in the same amount.

     Upon the exercise of an ISO, an associate recognizes no immediate taxable income. Income recognition is deferred until the associate sells the shares of Common Stock. If the ISO is exercised no later than three months after the termination of the associate's employment, and the associate does not dispose of the shares acquired pursuant to the exercise of an ISO within two years from the date the ISO was granted and within one year after the exercise of the ISO, the gain on the sale will be treated as long-term capital gain. Certain of these holding periods and employment requirements are liberalized in the event of an associate's death or disability while employed by the Company. The Company is not entitled to any tax deduction with respect to the grant or exercise of ISOs, except that if the shares of Common Stock are not held for the full term of the holding period outlined above, the gain on the sale of such Common Stock, being the lesser of: (i) the fair market value of the shares of Common Stock on the date of exercise minus the option price or (ii) the amount realized on disposition minus the exercise price, will be taxed to the associate as ordinary income and, subject to Section 162(m) of the Code and the associate including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction in the same amount. The excess of the fair market value of the shares of Common Stock acquired upon exercise of an ISO over the exercise price therefor constitutes a tax preference item for purposes of computing the "alternative minimum tax" under the Code.

     Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

  Stock Appreciation Rights

     There will be no federal income tax consequences to either the associate or the Company upon the grant of an SAR. However, the associate generally will recognize ordinary income upon the exercise of an SAR in an amount equal to the aggregate amount of cash and the fair market value of the shares of Common Stock received upon exercise. Subject to Section 162(m) of the Code and the associate including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includable in the associate's income.

     Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

  Restricted Shares

     There will be no federal income tax consequences to either the associate or the Company upon the grant of Restricted Shares until expiration of the restricted period and the satisfaction of any other conditions applicable to the Restricted Shares. At that time, the associate generally will recognize taxable income equal to the then fair market value for the shares of Common Stock and, subject to Section 162(m) of the Code and the associate including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a corresponding deduction. However, the associate may elect, under Section 83(b) of the Code, within 30 days after the date of the grant of Restricted Shares, to recognize ordinary income as of the date of grant (based upon the fair market value of the Restricted Shares at that time) and the Company will be entitled to a corresponding deduction at that time.

     Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

  Performance Shares and Units

     There will be no federal income tax consequences to either the associate or the Company upon the grant of Performance Shares or Performance Units. Associates generally will recognize taxable income at the time when payment for the Performance Shares or Performance Units is received in an amount equal to the aggregate amount of cash and the fair market value of shares of Common Stock acquired. Subject to Section 162(m) of the Code, and the associate including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includable in the associate's income.

     Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

  Unrestricted Shares

     Associates generally will recognize taxable income at the time Unrestricted Shares are received. Subject to Section 162(m) of the Code and the associate including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includable in the associate's income.

     Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

  Section 16 of the Exchange Act

     Associates who are subject to Section 16 of the Exchange Act and receive shares of Common Stock under the Stock Plan will not recognize ordinary income at that time unless (a) an election is made by such associate under Section 83(b) of the Code or (b) the sale of such shares by such associate at a profit is no longer subject to Section 16(b) of the Exchange Act (generally (1) in the case of options, six months following the date of grant of the option to which the shares relate and (2) otherwise, six months after the receipt of shares). Such associate will instead recognize ordinary income equal to the fair market value of such shares received (less the price paid for the shares, if any) on the first day that such a sale is no longer subject to Section 16(b) of the Exchange Act and, subject to Section 162(m) of the Code, the Company or an affiliate generally will be entitled to a deduction of an equal amount for federal income tax purposes at that time provided that applicable reporting requirements are satisfied. An associate subject to Section 16 of the Exchange Act may elect under Section 83(b) of the Code, within 30 days of the transfer of such shares, to recognize income at the time of transfer equal to the difference between the price paid for such shares, if any, and the fair market value of such shares. Such amount will be taxed as ordinary income to the associate and, subject to Section 162(m) of the Code and satisfaction of applicable reporting requirements, generally will be allowed as a deduction for federal income tax purposes to the Company.

REQUIRED VOTE

     Approval of the proposed amendments to the Stock Plan requires the affirmative vote of a majority of the total voting power represented by the outstanding shares of Common Stock present or represented at the Annual Meeting and voting thereon, provided that the total vote cast on the proposal represents over 50% in interest of all shares entitled to vote on the proposal. For purposes of the vote on the proposed amendments to the Stock Plan, an abstention or a broker non-vote will have the effect of a vote against the proposal, unless holders of more than 50% in interest of all shares entitled to vote on the proposal cast votes, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENTS TO THE STOCK PLAN AS DESCRIBED HEREIN. UNLESS OTHERWISE DIRECTED, THE PERSONS NAMED IN THE ENCLOSED PROXY CARD WILL VOTE THE SHARES OF COMMON STOCK REPRESENTED BY ALL PROXIES RECEIVED PRIOR TO THE ANNUAL MEETING, AND NOT PROPERLY REVOKED, IN FAVOR OF THE PROPOSAL TO APPROVE THE AMENDMENTS TO THE STOCK PLAN.

                              INDEPENDENT AUDITORS

     During the Company's 1998 fiscal year, PricewaterhouseCoopers LLP served as the Company's independent auditors and in that capacity rendered a report on the Company's consolidated financial statements as of and for the fiscal year ended January 30, 1999. The Company annually reviews the selection of its independent auditors; no selection has yet been made for the current fiscal year.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and may make a statement if they so desire.

                             STOCKHOLDER PROPOSALS

     Stockholders of the Company seeking to bring business before the 2000 Annual Meeting, or to nominate candidates for election as directors at that Annual Meeting, must provide timely notice thereof in writing. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company no later than December 24, 1999. The Company's Amended and Restated Bylaws specify certain requirements for a stockholder's notice to be in proper written form. In addition, a stockholder who seeks to have any proposal included in the Company's proxy statement related to the 2000 Annual Meeting must comply with the requirements of Regulation 14A under the Exchange Act, including Rule 14a-8 thereof. Proposals by stockholders intended to be presented at the 2000 Annual Meeting should be mailed to Abercrombie & Fitch Co., Four Limited Parkway East, Reynoldsburg, Ohio 43068.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should properly come before the meeting, it is the intention of each of the persons named in the proxy card to vote in accordance with his judgment on such matters.

                                         By Order of the Board of Directors,
                                         /s/ Michael S. Jeffries
                                         Michael S. Jeffries
                                         Chairman and Chief Executive Officer

                                                                       EXHIBIT A

                            ABERCROMBIE & FITCH CO.
                1996 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN
                               (1998 RESTATEMENT)
      [REFLECTS AMENDMENTS THROUGH JULY 17, 1998 AND PROPOSED AMENDMENTS]

                                   ARTICLE 1

                           ESTABLISHMENT AND PURPOSE

     1.1 Establishment and Effective Date. Abercrombie & Fitch Co., a Delaware corporation (the "Company"), hereby establishes a stock incentive plan to be known as the Abercrombie & Fitch Co. 1996 Stock Option and Performance Incentive Plan (1998 Restatement) (the "Plan"). The Plan shall become effective on July 16, 1998, subject to the approval of the Company's stockholders at the 1998 Annual Meeting. Upon approval of the Plan by the Board of Directors of the Company (the "Board"), awards may be made as provided herein, subject to stockholder approval.

     1.2 Purpose. The Company desires to attract and retain the best available executive and key management associates for itself and its subsidiaries and to encourage the highest level of performance by such associates in order to serve the best interests of the Company and its stockholders. The Plan is expected to contribute to the attainment of these objectives by offering eligible associates the opportunity to acquire stock ownership interests in the Company, and other rights with respect to stock of the Company, and to thereby provide them with incentives to put forth maximum efforts for the success of the Company and its subsidiaries.

                                   ARTICLE 2

                                     AWARDS

     2.1 Form of Awards. Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) nonstatutory stock options ("Nonstatutory Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Nonstatutory Stock Options);
(iii) stock appreciation rights ("Stock Appreciation Rights"), as described in
Article 7, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock (as defined below) which are restricted as provided in Article 11 ("Restricted Shares"); (v) units representing shares of Common Stock, as described in Article 12 ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in Article 13 ("Performance Units"); (vii) shares of unrestricted Common Stock ("Unrestricted Shares"); and (viii) tax offset payments ("Tax Offset Payments"), as described in Article 15.

     2.2 Maximum Shares Available. The maximum aggregate number of shares of the Company's Class A Common Stock, par value $.01 per share (the "Common Stock"), available for award under the Plan, including shares of Common Stock awarded as Tax Offset Payments, is 7,966,508 subject to adjustment pursuant to
Article 16. The maximum aggregate number of shares of Common Stock available for awards under the Plan granted on or after May 20, 1999, which are not Options or Stock Appreciation Rights, is 720,000 subject to adjustment pursuant to Article 16. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Right under the Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of a Stock Appreciation Right) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units may, at the discretion of the Committee to the extent permissible under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), be made available for subsequent awards under the Plan, upon such terms as the Committee may determine.

     2.3 Return of Prior Awards. As a condition to any subsequent award, the Committee shall have the right, at its discretion, to require associates to return to the Company awards previously granted under this Plan. Subject to the provisions of this Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted to the extent permitted by Rule 16b-3 under the Act.

                                   ARTICLE 3

                                 ADMINISTRATION

     3.1 Committee. The Plan shall be administered by a Committee (the "Committee") appointed by the Board and consisting of not less than two (2) members of the Board. Each member of the Committee shall be an "outside director" (within the meaning of Section 162(m) of the Code) and a "non-employee director" (within the meaning of Rule 16b-3(b)(3)(i) under the Act).

     3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option, (ii) to designate Options as Incentive Stock Options or Nonstatutory Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights; (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the term of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; (vii) to determine the amount of, and to make, Tax Offset Payments; and (viii) to determine the associates to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted.

     3.3 Delegation. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation will cause (i) transactions under the Plan to fail to comply with Section 16 of the Act or (ii) the Committee to fail to qualify as "outside directors" under Section 162(m) of the Code. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

     3.4 Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all associates who have received awards under the Plan and all other interested persons.

     3.5 Liability; Indemnification. No member of the Committee, nor any associate to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time.

                                   ARTICLE 4

                                  ELIGIBILITY

     Awards shall be limited to executive and key management associates who are regular, full-time associates of the Company, its present and future subsidiaries. In determining the associates to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such associates, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant. As used in this Plan, the term "subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" set forth in Section 424(f) of the Code, or any successor provision hereafter enacted. No associate may be granted in any calendar year awards covering more than 1,500,000 shares of Common Stock.

                                   ARTICLE 5

                                 STOCK OPTIONS

     5.1 Grant of Options. Options may be granted under this Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

     5.2 Option Price. The option price of each Option to purchase Common Stock shall be determined by the Committee at the time of grant, but shall not be less than 100 percent of the fair market value of the Common Stock subject to such Option on the date of grant. The option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Right granted with respect to such Option. The exercise price of an Option previously granted under the Plan shall not thereafter be reduced other than pursuant to the provisions of Article 16 or Article 17.

     5.3 Term of Options. The term of each Option granted under the Plan shall not exceed ten (10) years from the date of grant, subject to earlier termination as provided in Articles 9 and 10, except as otherwise provided in Section 6.1 with respect to ten (10) percent stockholders of the Company.

     5.4 Exercise of Options. An Option may be exercised, in whole or in part, at such time or times as the Committee shall determine. The Committee may, in its discretion, accelerate the exercisability of any Option at any time. Options may be exercised by an associate by giving written notice to the Committee stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. Payment for the Common Stock issuable upon exercise of the Option shall be made in full in cash, or by certified check or, if the Committee, in its sole discretion, permits, in shares of Common Stock (valued at fair market value on the date of exercise). As soon as reasonably practicable following such exercise, a certificate representing the shares of Common Stock purchased, registered in the name of the associate, shall be delivered to the associate.

     5.5 Cancellation of Stock Appreciation Rights. Upon exercise of all or a portion of an Option, the related Tandem Stock Appreciation Rights shall be canceled with respect to an equal number of shares of Common Stock.

                                   ARTICLE 6

              SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS

     6.1 Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, no associate may receive an Incentive Stock Option under the Plan if such associate, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the fair market value of the Common Stock subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

     6.2 Limitation on Grants. The aggregate fair market value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an associate during any calendar year (under this Plan or any other plan of the Company or a subsidiary) shall not exceed $100,000.

     6.3 Limitations on Time of Grants. No grant of an Incentive Stock Option shall be made under this Plan after the termination date set forth in Section
19.10 hereof

                                   ARTICLE 7

                           STOCK APPRECIATION RIGHTS

     7.1 Grants of Stock Appreciation Rights. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of a Nontandem Stock Appreciation Right, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 7.4 below. The base price of a Nontandem Stock Appreciation Right shall be not less than 100 percent of the fair market value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Committee shall determine.

     7.2 Limitations on Exercise. A Tandem Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options or portions thereof, surrendered upon exercise of a Tandem Stock Appreciation Right, shall not be available for subsequent awards under the Plan. A Nontandem Stock Appreciation Right shall be exercisable during such period as the Committee shall determine.

     7.3 Surrender or Exchange of Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right shall entitle the associate to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Right is exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

     7.4 Exercise of Nontandem Stock Appreciation Rights. The exercise of a Nontandem Stock Appreciation Right shall entitle the associate to receive from the Company that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Right is exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Right, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Right, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

     7.5 Settlement of Stock Appreciation Rights. As soon as is reasonably practicable after the exercise of a Stock Appreciation Right, the Company shall
(i) issue, in the name of the associate, stock certificates representing the total number of full shares of Common Stock to which the associate is entitled pursuant to Section 7.3 or 7.4 hereof and cash in an amount equal to the fair market value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Right in cash pursuant to Section 7.6, deliver to the associate an amount in cash equal to the fair market value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

     7.6 Cash Settlement. The Committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the fair market value of such shares on the date of exercise.

                                   ARTICLE 8

          NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

     No Option or Stock Appreciation Right may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Right shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or a Stock Appreciation Right not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Right may be exercised by an associate only during his or her lifetime, or following his or her death pursuant to
Article 10.

                                   ARTICLE 9

                           TERMINATION OF EMPLOYMENT

     9.1 Exercise after Termination of Employment. Except as the Committee may at any time provide, in the event that the employment of an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall be terminated (for reasons other than death or total disability), such Option or Stock Appreciation Right may be exercised (to the extent that the associate was entitled to do so on the date of the termination of his employment) at any time within three (3) months after such termination of employment.

     9.2 Total Disability. In the event that an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall become totally disabled, except as the Committee may at any time provide, such Option or Stock Appreciation Right may be exercised at any time during the first nine (9) months that the associate receives benefits under the VABCO Long-Term Disability Plan (the "Disability Plan") to the extent otherwise exercisable during such nine-month period. For purposes hereof, "total disability" shall have the definition set forth in the Disability Plan, which definition is hereby incorporated by reference.

                                   ARTICLE 10

                               DEATH OF ASSOCIATE

     If an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall die while employed by the Company or one of its subsidiaries or within three (3) months after the termination of such employment, except as the Committee may at any time provide, such Option or Stock Appreciation Right may be exercised to the extent that the associate was entitled to do so at the time of his or her death, by the associate's estate or by the person who acquires the right to exercise such Option or Stock Appreciation Right upon his or her death by bequest or inheritance. Such exercise may occur at any time within one (1) year after the date of the associate's death or such other period as the Committee may at any time provide, but in no case later than the date on which the Option or Stock Appreciation Right would otherwise terminate.

                                   ARTICLE 11

                               RESTRICTED SHARES

     11.1 Grant of Restricted Shares. The Committee may from time to time cause the Company to grant Restricted Shares under the Plan to associates, subject to such restrictions, conditions and other terms as the Committee may determine.

     11.2 Restrictions. (a) At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period but except as set forth in subsection
(b) hereof in no event shall Restricted Period be less than the minimum Restricted Period hereinafter set forth. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives which may be applicable to all or any portion of the Restricted Shares. Except as set forth in subsection (b) hereof, the minimum Restricted Period shall be three (3) years except in respect of Restricted Shares that are also subject to restrictions relating to the satisfaction of corporate or individual performance objectives, as to which the minimum Restricted Period shall be one (1) year.

     (b) With respect to grants of Restricted Shares intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee shall have no discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. With respect to grants of Restricted Shares not intended to so qualify as performance-based compensation, upon the death, disability or retirement of the holder of Restricted Shares or as permitted under Section 16 hereof, the Committee may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

     11.3 Restricted Stock Certificates. If the Committee deems it necessary or appropriate, the Company may issue, in the name of each associate to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to the associate, provided that such certificates bear an appropriate legend or other restriction on transfer. The Secretary of the Company shall hold such certificates, properly endorsed for transfer, for the associate's benefit until such time as the Restricted Shares are forfeited to the Company, or the restrictions lapse.

     11.4 Rights of Holders of Restricted Shares. Except as determined by the Committee either at the time Restricted Shares are awarded or at any time thereafter prior to the lapse of the restrictions, holders of Restricted Shares shall not have the right to vote such shares or the right to receive any dividends with respect to such shares. All distributions, if any, received by an associate with respect to Restricted Shares as a result of any stock split-up, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 11.

     11.5 Forfeiture. Except as the Committee may at any time provide, any Restricted Shares granted to an associate pursuant to the Plan shall be forfeited if the associate terminates employment with the Company or its subsidiaries prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Secretary of the Company shall either cancel or retain in its treasury the Restricted Shares that are forfeited to the Company.

     11.6 Delivery of Restricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the associate or the associate's beneficiary or estate, as the case may be.

     11.7 Performance-Based Objectives. At the time of the grant of Restricted Shares to an associate, and prior to the beginning of the performance period to which performance objectives relate, the Committee may establish performance objectives based on any one or more of the following: price of Company Common Stock or the stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market share. These factors shall have a minimum performance standard below which, and a maximum performance standard above which, no payments will be made. These performance goals may be based on an analysis of historical performance and growth expectations for the business, financial results of other comparable businesses, and progress towards achieving the long-range strategic plan for the business. These performance goals and determination of results shall be based entirely on financial measures. The Committee may not use any discretion to modify award results except as permitted under Section 162(m) of the Code.

                                   ARTICLE 12

                               PERFORMANCE SHARES

     12.1 Award of Performance Shares. For each Performance Period (as defined in Section 12.2). Performance Shares may be granted under the Plan to such associates of the Company and its subsidiaries as the Committee shall determine. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance Shares granted to an associate shall be credited to an account (a "Performance Share Account") established and maintained for such associate.

     12.2 Performance Period. "Performance Period" shall mean such period of time as shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different associates receiving Performance Shares. Performance Periods may run consecutively or concurrently.

     12.3 Right to Payment of Performance Shares. With respect to each award of Performance Shares under this Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the associate to vest in the Performance Shares which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an associate for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Shares to the associate. The Committee may also determine, in its sole discretion, that Performance Shares awarded to an associate shall become partially or fully vested upon the associate's death, total disability (as defined in Article 9) or retirement, or upon the termination of the associate's employment prior to the end of the Performance Period.

     12.4 Payment for Performance Shares. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 12.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the associate pursuant to Section 12.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Company shall pay to the associate an amount with respect to each vested Performance Share equal to the fair market value of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the fair market value of a share of Common Stock on the payment date less (ii) the fair market value of a share of Common Stock on the date of grant of the Performance Share. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine.

     12.5 Voting and Dividend Rights. No associate shall be entitled to any voting rights, to receive any dividends, or to have his or her Performance Share Account credited or increased as a result of any dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a dividend by the Company on its shares of Common Stock, the Committee, in its discretion, may credit an associate's Performance Share Account with additional Performance Shares having an aggregate fair market value equal to the dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the dividend was declared.

                                   ARTICLE 13

                               PERFORMANCE UNITS

     13.1 Award of Performance Units. For each Performance Period (as defined in Section 12.2), Performance Units may be granted under the Plan to such associates of the Company and its subsidiaries as the Committee shall determine. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the associate pursuant to
Section 13.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to an associate shall be credited to an account (a "Performance Unit Account") established and maintained for such associate.

     13.2 Right to Payment of Performance Units. With respect to each award of Performance Units under this Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the associate to vest in the Performance Units which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an associate for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the associate. The Committee may also determine, in its sole discretion, that Performance Units awarded to an associate shall become partially or fully vested upon the associate's death, total disability (as defined in Article 9) or retirement, or upon the termination of employment of the associate by the Company.

     13.3 Payment for Performance Units. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 13.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the associate pursuant to Section 13.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine, the Company shall pay to the associate an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine.

                                   ARTICLE 14

                              UNRESTRICTED SHARES

     14.1 Award of Unrestricted Shares. The Committee may cause the Company to grant Unrestricted Shares to associates at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. Except as required by applicable law, no payment shall be required for Unrestricted Shares.

     14.2 Delivery of Unrestricted Shares. The Company shall issue, in the name of each associate to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the associate, and shall deliver such certificates to the associate as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

                                   ARTICLE 15

                              TAX OFFSET PAYMENTS

     The Committee shall have the authority at the time of any award under this Plan or anytime thereafter to make Tax Offset Payments to assist associates in paying income taxes incurred as a result of their participation in this Plan. The Tax Offset Payments, which, if awarded, may be in cash or shares of Common Stock, shall be determined by multiplying a percentage established by the Committee by all or a portion (as the Committee shall determine) of the taxable income recognized by an associate upon (i) the exercise of a Nonstatutory Stock Option or a Stock Appreciation Right, (ii) the disposition of shares received upon exercise of an Incentive Stock Option, (iii) the lapse of restrictions on Restricted Shares, (iv) the award of Unrestricted Shares or (v) payments for Performance Shares or Performance Units. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Company to assist associates in paying income taxes incurred as a result of the events described in the preceding sentence. Tax Offset Payments shall be subject to the restrictions on transferability applicable to Options and Stock Appreciation Rights under Article 8.

                                   ARTICLE 16

                   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding Options, Stock Appreciation Rights, Restricted Shares or Performance Shares as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the number of shares of outstanding Common Stock by reason of stock dividends, extraordinary cash dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like.

                                   ARTICLE 17

                           AMENDMENT AND TERMINATION

     The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially modify the requirements as to eligibility for participation in the Plan or (iii) reduce the exercise price of Options previously granted under the Plan shall be subject to the approval of the Company's stockholders, except that any such increase, modification or reduction that may result from adjustments authorized by Article 16 does not require such approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the associate to whom an award shall theretofore have been granted, adversely affect the rights of such associate under such award.

                                   ARTICLE 18

                               WRITTEN AGREEMENT

     Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units, Unrestricted Shares and Tax Offset Payments shall be evidenced by a written agreement, executed by the associate and the Company, and containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

                                   ARTICLE 19

                            MISCELLANEOUS PROVISIONS

     19.1 Fair Market Value. "Fair market value" for purposes of this Plan, shall be the closing price of the Common Stock as reported on the principal exchange on which the shares are listed for the date on which the grant, exercise or other transaction occurs, or if there were no sales on such date, the most recent prior date on which there were sales.

     19.2 Tax Withholding. The Company shall have the right to require associates or their beneficiaries or legal representatives to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, or to deduct from all payments under this Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an associate in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. The Committee may, in its discretion, permit an associate to satisfy his or her tax withholding obligation either by
(i) surrendering shares owned by the associate or (ii) having the Company withhold from shares otherwise deliverable to the associate. Shares surrendered or withheld shall be valued at their fair market value as of the date on which income is required to be recognized for income tax purposes. In the case of an award of Incentive Stock Options, the foregoing right shall be deemed to be provided to the associate at the time of such award.

     19.3 Compliance With Section 16(b) and Section 162(m). In the case of associates who are or may be subject to Section 16 of the Act, it is the intent of the Company that any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under
Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to associates who are or may be subject to Section 16 of the Act. If any award hereunder is intended to qualify as performance-based for purposes of
Section 162(m) of the Code, the Committee shall not exercise any discretion to increase the payment under such award except to the extent permitted by Section 162(m) and the regulations thereunder.

     19.4 Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the Company. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

     19.5 General Creditor Status. Associates shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any associate or beneficiary or legal representative of such associate. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     19.6 No Right to Employment. Nothing in the Plan or in any written agreement entered into pursuant to Article 18, nor the grant of any award, shall confer upon any associate any right to continue in the employ of the Company or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Company or a subsidiary to modify the terms of or terminate such associate's employment at any time.

     19.7 Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if sent by registered or certified mail addressed (a) to the associate at the associate's address as set forth in the books and records of the Company or its subsidiaries, or (b) to the Company or the Committee at the principal office of the Company.

     19.8 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     19.9 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

     19.10 Term of Plan. Unless earlier terminated pursuant to Article 17 hereof, the Plan shall terminate on the earlier of the tenth (10th) anniversary of the date of adoption of the Plan by the Board or July 15, 2008.

                            ABERCROMBIE & FITCH CO.

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of shares of Class A Common Stock of Abercrombie & Fitch Co. (the "Company") hereby constitutes and appoints Michael S. Jeffries and Seth R. Johnson, or either of them, the Proxy or Proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held on Thursday, May 20, 1999, at the Company's executive offices, Four Limited Parkway East, Reynoldsburg, Ohio, at 10:00 A.M., Eastern Daylight Time, and any adjournment(s) thereof, and to vote all of the shares which the undersigned is entitled to vote at such Annual Meeting or at any adjournment(s) thereof:

1. ELECTION OF DIRECTORS
    [ ] FOR all nominees listed below    [ ] WITHHOLD AUTHORITY                   [ ] *EXCEPTIONS
                                           to vote for all nominees listed below

        NOMINEES:        RUSSELL M. GERTMENIAN        SAM N. SHAHID, JR.

*(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name.)

2. APPROVAL OF PROPOSED AMENDMENTS TO ABERCROMBIE & FITCH CO. 1996 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN (1998 RESTATEMENT) TO INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK AVAILABLE THEREUNDER BY 2,500,000 SHARES AND LIMIT THE NUMBER OF SHARES OF CLASS A COMMON STOCK SUBJECT TO AWARDS GRANTED ON OR AFTER MAY 20, 1999, OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS, TO 720,000 SHARES.

                               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

3. IN THEIR DISCRETION,THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF.

                                                 (Continued on the reverse side)

(Continued from other side)

WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES
                                               ---
LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY AND FOR PROPOSAL NO. 2. IF ANY
                                                     ---
OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

All proxies previously given or executed by the undersigned are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the May 20, 1999 meeting and Annual Report to Stockholders for the fiscal year ended January 30, 1999.

Address Change Mark Here [ ]
                                                   Dated:                 , 1999
                                                          ----------------

                                                   -----------------------------
                                                   Signature of Stockholder(s)

                                                   -----------------------------
                                                   Signature of Stockholder(s)

                                                   Please sign exactly as your
                                                   name appears hereon. When
                                                   shares are registered in two
                                                   names, both stockholders
                                                   should sign. When signing as
                                                   attorney, executor,
                                                   administrator, guardian or
                                                   trustee, please give full
                                                   title as such. If stockholder
                                                   is a corporation, please sign
                                                   in full corporate name by
                                                   President or other authorized
                                                   officer. If stockholder is a
                                                   partnership or other entity,
                                                   please sign in entity name by
                                                   authorized person. (Please
                                                   note any change of address on
                                                   this proxy.)
PLEASE FILL IN, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

                             ABERCROMBIE & FITCH CO.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of shares of Class A Common Stock of Abercrombie & Fitch Co. (the "Company") hereby constitutes and appoints Michael S. Jeffries and Seth R. Johnson, or either of them, the Proxy or Proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held on Thursday, May 20, 1999, at the Company's executive offices, Four Limited Parkway East, Reynoldsburg, Ohio, at 10:00 A.M., Eastern Daylight Time, and any adjournment(s) thereof, and to vote all of the shares which the undersigned is entitled to vote at such Annual Meeting or at any adjournment(s) thereof:

WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES
                                               ---
LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY AND FOR PROPOSAL NO. 2. IF ANY
                                                     ---
OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

All proxies previously given or executed by the undersigned are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the May 20, 1999 meeting and Annual Report to Stockholders for the fiscal year ended January 30, 1999.

                                                                   ------------
                                                                    SEE REVERSE
                                                                       SIDE
                                                                   ------------

            (Continued, and to be executed and dated on other side.)

--------------------------------------------------------------------------------
                          /\  FOLD AND DETACH HERE /\

      PLEASE MARK YOUR VOTES
| X | AS THIS EXAMPLE.
      VOTES MUST BE INDICATED
      (X) IN BLACK OR BLUE INK.

                                            WITHHOLD AUTHORITY
                             FOR all         to vote for all
                            nominees         nominees listed          NOMINEES
                           listed below           below
1. ELECTION OF DIRECTORS     [     ]              [     ]        RUSSELL M. GERTMENIAN
                                                                   SAM N. SHAHID, JR.



                                                                                FOR         AGAINST       ABSTAIN
2. APPROVAL OF PROPOSED AMENDMENTS TO ABERCROMBIE & FITCH CO. 1996              [  ]          [  ]          [  ]
   STOCK OPTION AND PERFORMANCE INCENTIVE PLAN (1998 RESTATEMENT) TO
   INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK AVAILABLE
   THEREUNDER BY 2,500,000 SHARES AND LIMIT THE NUMBER OF SHARES OF                          Address Change [  ]
   CLASS A COMMON STOCK SUBJECT TO AWARDS GRANTED ON OR AFTER                                     Mark Here
   MAY 20, 1999, OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS,
   TO 720,000 SHARES.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
   MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY
   ADJOURNMENT(S) THEREOF.


                                            Please sign exactly as your name
                                            appears hereon. When shares are
                                            registered in two names, both
                                            stockholders should sign. When
                                            signing as attorney, executor,
                                            administrator, guardian or trustee,
                                            please give full title as such. If
                                            stockholder is a corporation, please
                                            sign in full corporate name by
                                            President or other authorized
                                            officer. If stockholder is a
                                            partnership or other entity, please
                                            sign in entity name by authorized
                                            person. (Please note any change of
                                            address on this proxy.)

                                            Dated:_______________________, 1999

                                            ____________________________________
                                            Signature of Stockholder(s)

                                            ____________________________________
                                            Signature of Stockholder(s)


  PLEASE FILL IN, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\